SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) June 2, 2004



                          DATASTAND TECHNOLOGIES, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


 Indiana                        000-25879                    35-2065469
 -------                        ---------                    ----------
 (State or other           (Commission File No.)          (I.R.S. Employer
  jurisdiction                                            Identification No.)
  of incorporation)



             8333 Weston Road Suite 106, Woodbridge, Ontario L4L 8E2
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (416) 626-5346
                                -----------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On June 2, 2004, the Board of Directors of Datastand Technologies, Inc. (the "Company") declared a 3-for-1 reverse stock split. The reverse split will be automatically effective on June 14, 2004 upon filing with the Indiana Secretary of State. Shareholders are not required to return their share certificates. However, shareholders wishing to exchange their certificates may do so through the Company's transfer agent Signature Stock Transfer of One Preston Park, 2301 Ohio, Suite 100, Plano, Texas 75093 USA. No fractional shares will be issued. For the fraction, shareholders will be pay the cash equal to the fraction multiplied by the closing price on the day of the reverse stock split. A copy of the Articles of Amendment to the Articles of Incorporation is attached as Exhibit 3.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Exhibit No.      Exhibit Description

         3                Articles of Amendment to the Articles of Incorporation
         99               Press release announcing reverse stock split

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DATASTAND TECHNOLOGIES, INC.
                         an Indiana Corporation


Dated:  June 2, 2004     /S/ NICK MONTESANO
                         --------------------------------------------
                         Nick Montesano,
                         Chief Executive Officer and Chief Financial Officer
                         (Principal Executive, Financial and Accounting Officer)